NOTE 3 - ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]
NOTE 3 -       ACCOUNTS RECEIVABLE

The Company's accounts receivable, net, at December 31, consisted of the following:

	December 31,
Category	2015	2014

Trade receivables	$1,360,929	$1,101,279
Other receivables	26,360	53,227
Elimination of unpaid deferred revenue	(861,024)	(716,495)
Allowance for doubtful accounts	(100,000)	(214,389)

Total Accounts Receivable	$426,265	$223,622

To date, accounts receivable derived principally from revenue earned from end users, which are local and state governmental agencies.  The Company performs periodic credit evaluations of its customers, and does not require collateral.

Our trade receivables increased by approximately $260,000 principally due to: 1) an increase in contract revenue in the fourth quarter of 2015; 2) following the completion of the up-listing to the NASDAQ Capital Market, the Company relaxed its normal prepayment requirements on new hardware contracts and began procuring contracted equipment immediately upon contract execution (This did not increase our risk of collectability because the Company still confirmed the source of contract funding.); and 3) one of the Company’s reseller’s has experienced an increase in business activity and as a result is carrying a larger accounts receivable balance with the Company compared to past balances.

The Company’s other receivables generally consist of miscellaneous receivable activities.  At December 31, 2014, and in addition to the miscellaneous activities, the balance included $30,890 for the sale of two vehicles to a third party leasing company and $9,700 for interest charged against a specific customer’s outstanding receivables balance.

The elimination of the unpaid deferred revenue at December 31, 2014, represents those invoices issued for products and/or services not yet paid by the customer or services completed by the Company.  The elimination is made to prevent the “gross-up” effect on the Company’s balance sheet between accounts receivable and deferred revenues.

The Company’s allowance for doubtful accounts is based upon a review of outstanding receivables.  Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

At December 31, 2015, the $100,000 allowance consisted of a $90,000 specific reserve following a customer specific review of total receivables, and a $10,000 general, or non-specific, allowance, compared to a $214,389 specific allowance at December 31, 2014.  The decrease in the specific allowance is principally due to the elimination of the previously perceived risk involving a significant customer.  As of December 31, 2015, the Company established a $10,000 general allowance, which is directed towards receivables that are over sixty days of age and may be at risk of collection.